Exhibit 10.1

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

SOCKET COMMUNICATIONS, INC.

October 21, 2002

COMMON STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, GREATER BAY BANK (together with any registered assignee(s), the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at such times after the date hereof as are set forth below, to acquire from Socket Communications, Inc., a Delaware corporation (the "Company"), in whole or from time to time in part, up to 15,000 fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company ("Warrant Stock") at a purchase price per share (the "Exercise Price") of $0.82. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

1. Term

(a) Commencement of Exercisability. The Warrant is exercisable as of the date hereof.

(b) Termination and Expiration. If not earlier exercised, the Warrant shall expire on the fifth anniversary of the date hereof (the "Expiration Date").

2. Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the Holder hereof at any time following the date hereof and prior to the Expiration Date. Exercise shall be made, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Stock being purchased, which amount may be paid in cash or by check. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Stock so purchased shall be delivered to the Holder hereof within a reasonable time and, unless this Warrant has been fully exercised or expired, a new Warrant representing that portion of the Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder within such reasonable time.

3. Net Exercise.

(a) In lieu of exercising this Warrant in accordance with Section 2 above, the Holder may elect to receive Warrant Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Warrant Stock computed using the following formula:

X = Y (A-B)/ A

Where

X = the number of shares of Warrant Stock to be issued to the Holder.

Y = the number of shares of Warrant Stock for which this Warrant is being exercised.

A = the fair market value of one share of Warrant Stock on the date of delivery of the notice pursuant to this Section 3.

B = Exercise Price (as adjusted to the date of such calculations).

(b) For purposes of this Section 3, the "Fair Market Value" of the Warrant Stock shall mean:

(i) the average of the closing bid and asked prices of shares of the Company's common stock of the same class and series as the Warrant Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which such shares are listed, whichever is applicable, for the ten (10) trading days ending five (5) trading days prior to the date of delivery of the notice pursuant to this Section 3, or

(ii) if such shares are not traded Over-The-Counter or on an exchange, the fair market value of one share of Warrant Stock as determined in good faith by the Company's Board of Directors.

4. Stock Fully Paid; Reservation of Warrant Stock. All of the Warrant Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient Warrant Stock to provide for the exercise of the rights represented by this Warrant.

5. Adjustment of Exercise Price and Number of Shares of Warrant Stock. Subject to the provisions of Section 2 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) In the event the Company shall at any time following the date hereof subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased; and in the event the Company shall at any time following the date hereof combine the outstanding shares of Common Stock, the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

(b) If the Company is, following the date hereof, recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Warrant Stock for which this Warrant may be exercised shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Common Stock and the then applicable Exercise Price shall be adjusted by multiplying by a fraction with a numerator equal to the number of shares of Warrant Stock purchasable upon exercise hereof immediately prior to such subdivision or combination and the denominator of which shall be the number of shares of Warrant Stock purchasable immediately following such subdivision or combination.

(c) Subject to Sections 1 and 2 hereof, in the event of any reorganization or reclassification of the outstanding Warrant Stock (other than a change in par value, or from no par value to par value, or par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity in a bona fide transaction (i.e., not a mere recapitalization, reincorporation for the purpose of changing corporate domicile, or similar transaction), at any time prior to the Expiration Date, the Holder shall have the right, but not the obligation, upon exercise of this Warrant, to receive the same kind and number of shares of Warrant Stock and other securities, cash or other property as would have been distributed to the Holder had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger.

6. Fractional Shares. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder; any rights to purchase fractional shares hereunder shall be disregarded.

7. Transfer, Exchange, Assignment or Loss of Warrant and Warrant Stock.

(a) This Warrant and the Warrant Stock to be issued or issuable upon exercise of this Warrant, may not be assigned or transferred except as provided in this Section 7 and in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (said Act and such Rules and Regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 7 shall be null and void and of no force and effect.

(b) Prior to any transfer of this Warrant or any Warrant Stock to be issued or issuable upon exercise of this Warrant, other than in an offering registered under the Act, the Holder shall notify the Company of its intention to effect such transfer, indicating the circumstances of the proposed transfer and upon request furnish the Company with an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Act or qualification under any applicable state securities laws.

(c) Each certificate for Warrant Stock or for any Warrant Stock issued or issuable upon exercise of this Warrant shall contain a legend substantially to the following effect:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL, SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

(d) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form attached hereto as Exhibit B duly executed. In such event the Company shall, upon payment by the Holder of any issuance or transfer tax or other cost incurred or to be incurred by the Company with respect to such transfer, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new warrants are to be issued.

(e) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant (provided that an affidavit of the Holder shall be satisfactory for such purpose), and of indemnity satisfactory to it (provided that if the Holder is the original Holder of this Warrant, its own indemnification agreement shall under all circumstances be satisfactory, and no bond shall be required), and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void.

8. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Warrant Stock pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

9. Representations and Covenants of the Holder. The Holder represents that this Warrant and any Warrant Stock issued or issuable upon exercise of this Warrant, to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in or otherwise distributing the same. Such Holder understands and acknowledges that the offering of this Warrant, and any issuance of Common Stock on conversion thereof may not, will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to Section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on the Holder's representations set forth herein. Such Holder represents that it is experienced in evaluating companies such as the Company, is able to fend for itself in investments such as this one, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company. Such Holder also represents that it is an "accredited investor" as such term is defined in Rule 501 under the Act.

10. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Warrant Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.

11. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

12. Governing Law, Headings. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

SOCKET COMMUNICATIONS, INC.

By: /s/ David W. Dunlap_____________________

Name: David W. Dunlap

Title: Vice President Finance and Administration & CFO

EXHIBIT A

NOTICE OF EXERCISE

TO: Socket Communications, Inc.

1. The undersigned hereby elects to purchase ___________ shares of Warrant Stock pursuant to the terms of the attached Warrant,

[ ] and tenders herewith payment of the purchase price of such Warrant Stock in full; or

[ ] pursuant to the Net Exercise provisions of Section 3 of the attached Warrant.

(check the applicable box)

2. Please issue a certificate or certificates representing said Warrant Stock in the name of the undersigned or in such other name as is specified below:

Name:

Address:

3. The undersigned hereby represents and warrants that the aforesaid shares of Warrant Stock are being acquired for the account of the undersigned for investment and not with a view to, or, for resale in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

By: _____________________

Name:___________________

Title: ___________________

Date: ___________________

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto______________________________________________________ (Name and Address) the right to purchase Warrant Stock represented by this Warrant to the extent of ___________ shares and does hereby irrevocably constitute and appoint ____________________________ __________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated: _______________ , ____

By: _______________

Name:_____________

Title: _____________